UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203, Fort Worth, Texas 76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

_________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Conditions.

On April 25, 2011, RadioShack Corporation (the “Company”) issued a press release containing certain information with respect to its first quarter 2011 financial results.  A copy of the press release is attached as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure.

Product Platform Consolidation

To reflect more closely how the Company manages its merchandise and product assortment, RadioShack has consolidated its product platform reporting structure into three platforms:  mobility, signature and consumer electronics.  Information regarding the product platform consolidation is available in the quarterly report on Form 10-Q filed today, for the period ended March 31, 2011.  Supplemental product platform information is attached as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Press Release, dated April 25, 2011.
99.2	Supplemetal Product Platform Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: April 25, 2011	/s/ James F. Gooch
James F. Gooch
President and
Chief Financial Officer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated April 25, 2011.
99.2	Supplemental Product Platform Information.